                                                                   EXHIBIT 10.17


================================================================================


                         REGISTRATION RIGHTS AGREEMENT



                           Dated as of April 21, 1995



                                     among



                           STREAM INTERNATIONAL INC.
                               (Formerly Known As
                 R.R. DONNELLEY GLOBAL SOFTWARE SERVICES CORP.)

                         R.R. DONNELLEY & SONS COMPANY,

                       R.R. DONNELLEY INTERNATIONAL, INC.

                          R.R. DONNELLEY NORWEST INC.,



                                      and



                THE INVESTORS BECOMING PARTIES TO THIS AGREEMENT


================================================================================

                               TABLE OF CONTENTS
                               -----------------


     This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience only.

                                                                            Page




Section 1.  Definitions......................................................  1

Section 2.  Demand Registration Rights.......................................  8
       (a)    Demands for Registration by Qualifying Holders.................  8
       (b)    Demands for Registration by RRD................................  9
       (c)    Demand Registrations Generally.................................  9
       (d)    Registration Statement Form.................................... 10
       (e)    Registration Expenses.......................................... 11
       (f)    Priority in Cutback Registrations.............................. 11
       (g)    Preemption of Demand Registration.............................. 12
       (h)    Preemption of Qualifying Holder Demand Registration............ 12

Section 3.  Piggyback Registrations.......................................... 13
       (a)    Right to Include Registrable Securities........................ 13
       (b)    Registration Expenses.......................................... 14
       (c)    Priority in Cutback Registrations.............................. 14

Section 5.  Underwritten Offerings........................................... 20
       (a)    Underwritten Offerings in Connection with Demand Registration.. 20
       (b)    Underwritten Piggyback Offerings............................... 21

Section 6.  Holdback Agreements                                               21
       (a)    By the Holders................................................. 21
       (b)    By the Company and Other Security holders...................... 22

Section 7.  Indemnification.................................................. 22
       (a)    Indemnification by the Company................................. 22
       (b)    Indemnification by the Sellers................................. 23
       (c)    Notices of Claims.............................................. 24
       (e)    Indemnification Payments....................................... 25

Section 8.  Covenants Relating to Rule 144................................... 26

Section 9.  Other Registration Rights........................................ 26
       (a)    No Existing Agreements......................................... 26
       (b)    Future Agreements.............................................. 26

Section 10. Selection of Underwriters........................................ 26

Section 11. Counterparts: Additional Parties................................. 27

Section 12. Miscellaneous.................................................... 27
       (a)    Notices........................................................ 27
       (b)    Entire Agreement............................................... 28
       (c)    Amendment...................................................... 29
       (d)    Waiver......................................................... 29
       (e)    Consents and Waivers by Holders................................ 29
       (f)    No Third Party Beneficiary..................................... 29
       (g)    Successors and Assigns......................................... 29
       (h)    Headings....................................................... 29
       (i)    Invalid provisions............................................. 30
       (j)    Remedies....................................................... 30
       (k)    Governing Law:  Consent To Jurisdiction........................ 30
       (l)    Restated Certificate of Incorporation.......................... 31

                         REGISTRATION RIGHTS AGREEMENT



     This REGISTRATION RIGHTS AGREEMENT dated as of April 21, 1995 is made and entered into by and among Stream International Inc., a Delaware corporation formerly known as R.R. Donnelley Global Software Services Corp. (the "Company"),
                                                                      -------
R.R. Donnelley & Sons Company, a Delaware corporation ("RRD"), R.R. Donnelley
                                                        ---
International, Inc., a Delaware corporation ("RRD International"), R.R.
                                              -----------------
Donnelley Norwest Inc., an Oregon corporation ("RRD Norwest"), and the Investors
                                                -----------
becoming parties to this Agreement. Capitalized terms not otherwise defined herein have the meanings set forth in Section 1.
                                      ---------

     WHEREAS, simultaneously herewith, shares of common stock of Software Holdings, Inc., a Delaware corporation ("SHI"), and certain options to acquire
                                         ---
shares of common stock of SHI are being converted into shares of Common Stock of the Company, as contemplated by the Contribution Agreement and the Merger Agreement;

     WHEREAS, the Company has previously issued shares of Common Stock to RRD and RRD International, pursuant to the Prior Contribution Agreements, pursuant to which the Company has agreed to provide RRD and RRD International certain registration rights;

     WHEREAS, simultaneously herewith, the Company is issuing shares of Common Stock to RRD and RRD Norwest, as contemplated by the Contribution Agreement; and

     WHEREAS, in order to induce SHI to enter into the Contribution Agreement and the Merger Agreement and to induce RRD and RRD Norwest to enter into the Contribution Agreement, the Company has agreed to provide the Investors and the RRD Holders certain registration rights, as set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  DEFINITIONS.
                 -----------

     (a) Except as otherwise specifically indicated, the following terms will have the following meanings for all purposes of this Agreement:

     "AGREEMENT" means this Registration Rights Agreement, as the same shall be
      ---------
amended from time to time.

     "B-INVESTOR" means a Person (i) to whom shares of Class B-V Common or Class
      ----------
B-N Common are issued pursuant to the Merger Agreement (whether upon conversion of the shares of common stock of SHI held by such Person at the Effective Time or upon conversion at the Effective Time of SHI Rollover Options) or (ii) who acquires shares of Class B-V Common after the Effective Time upon the exercise of any Company Management Replacement Options; provided, in each case that such
                                               --------
Person executes and delivers this Agreement on the date hereof or otherwise becomes a party to this Agreement with respect to the Shares it holds in the manner required by Section 11.
                   ----------

     "BOARD" means the Board of Directors of the Company.
      -----

     "BUSINESS DAY" means any day (other than a day which is a Saturday or
      ------------
Sunday) on which banks are open for business in the place where the Company's principal executive offices are located.

     "CLASS A COMMON" means the Class A Common Stock, par value $.01, of the
      --------------
Company as constituted on the date hereof;

     "CLASS B-N COMMON" means the Class B-N Common Stock, par value $.01, of the
      ----------------
Company as constituted on the date hereof;

     "CLASS B-V COMMON" means the Class B-V Common Stock, par value $.01, of the
      ----------------
Company as constituted on the date hereof;

     "CLOSING" means, with respect to the Initial Public Offering, the time of
      -------
payment for and delivery of Shares sold to underwriters in such Initial Public Offering.

     "COMMISSION" means the United States Securities and Exchange Commission, or
      ----------
any successor governmental agency or authority.

     "COMMON STOCK" means (i) the Class A Common, (ii) the Class B-N Common,
      ------------
(iii) the Class B-V Common, and (iv) shares of capital stock of the Company issued by the Company in respect of or in exchange for any such shares in connection with any conversion of any class of Common Stock or any stock dividend or distribution, stock split-up, recapitalization, recombination or exchange of the Company generally of shares of Common Stock.

     "COMPANY" has the meaning specified in the first paragraph of this
      -------
Agreement.

     "COMPANY MANAGEMENT REPLACEMENT OPTIONS" means options granted under the
      --------------------------------------
1995 Replacement Stock Option Plan of the Company.

     "CONTRIBUTION AGREEMENT" means the Contribution Agreement, dated April 21,
      ----------------------
1995, among the Company, SHI and RRD.

     "CUTBACK REGISTRATION" means any Demand Registration or Piggyback
      --------------------
Registration to be effected as an underwritten Public Offering in which the Managing Underwriter with respect thereto advises the Company and the Requesting Holders in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company whether or not they are Registrable Securities) exceeds the number which can be sold in such offering without a reduction in the selling price anticipated to be received for the securities to be sold in such Public Offering.

     "DEMAND FOR REGISTRATION" means a Qualifying Holder Demand for Registration
      -----------------------
or a RRD Demand for Registration, as applicable.

     "DEMAND REGISTRATION" means any registration of Registrable Securities
      -------------------
under the Securities Act effected pursuant to a Qualifying Holder Demand for Registration in accordance with Section 2(a) or a RRD Demand for Registration in
                                -----------
accordance with Section 2(b).
                -------------

     "EFFECTIVE REGISTRATION" means, subject to the last sentence of Section
      ----------------------                                         -------
2(g), a Demand Registration which (i) has been declared or ordered effective in
----
accordance with the rules of the Commission, and (ii) has been kept effective and continues to comply with the requirements of the Securities Act for the period of time contemplated by Section 4(b). Notwithstanding the foregoing, a
                               ------------
registration that does not become effective after it has been filed with the Commission solely by reason of the refusal of the Holders demanding or requesting such registration to proceed shall be deemed to be an Effective Registration for purposes of this Agreement.

     "EFFECTIVE TIME" has the meaning specified in the Merger Agreement.
      --------------

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and
      ------------
the rules and regulations promulgated thereunder.

     "FORMER SHI STOCKHOLDERS" means the record owners of shares of common stock
      -----------------------
of SHI who have exchanged their shares of SHI for shares of Common Stock pursuant to the Merger Agreement and who have become parties to this Agreement.

     "HOLDERS" means the Investors and the RRD Holders, as holders of
      -------
Registrable Securities.

     "INCENTIVE OPTIONS" means the options issued by the Company on the date
      -----------------
hereof pursuant to Section 2.3 of the Merger Agreement and Section 6.9(ii) of
                   -----------                             --------------
the Contribution Agreement.

     "INDEMNIFIED PARTY" means a party entitled to indemnity in accordance with
      -----------------
Section 7.
----------

     "INDEMNIFYING PARTY" means a party obligated to provide indemnification in
      ------------------
accordance with Section 7.
                ----------

     "INITIAL PUBLIC OFFERING" means the first public offering of Shares
      -----------------------
registered under the Securities Act in which shares of Common Stock are delivered to underwriters in furtherance thereof.

     "INSPECTORS" has the meaning specified in Section 4(j).
      ----------                               -------------

     "INVESTOR" means a B-Investor, a Money Investor or any other Person, other
      --------
than a RRD Holder, (i) who acquires Shares after the Effective Time upon the exercise of any Incentive Options or (ii) who otherwise acquires Shares after the Effective Time and is permitted by the Company to become a party to this Agreement; provided, in each case that such Person becomes a party to this
           --------
Agreement with respect to the Shares it holds in the manner required by Section
                                                                        -------
11.
---

     "LOSSES" has the meaning specified in Section 7(a).
      ------                               -------------

     "MANAGING UNDERWRITER" means, with respect to any underwritten offering,
      --------------------
the lead managing underwriter for such offering, selected in accordance with

Section 10.
-----------

     "MATERIAL ADVERSE EVENT" means (i) a domestic or international event, act
      ----------------------
or occurrence which materially disrupts the securities markets in the United States, or (ii) the declaration of a banking moratorium by a federal authority.

     "MERGER AGREEMENT" means the Agreement and Plan of Merger dated April 21,
      ----------------
1995 among the Company, SHI and R.R. Donnelley Merger Company.

     "MONEY INVESTOR" means a Person who purchases Shares from the Company
      --------------
within 30 days following the Effective Time pursuant to the terms of his employment agreement with the Company; provided, in each case that such Person
                                       --------
becomes a party to this Agreement with respect to the Shares it holds in the manner required by Section 11.
                   ----------

     "NASD" means the National Association of Securities Dealers, Inc.
      ----

     "NOTICE OF DEMAND FOR REGISTRATION" has the meaning specified in Section
      ---------------------------------                               -------
2(a).
-----

     "NOTICE OF PIGGYBACK REGISTRATION" has the meaning specified in Section
      --------------------------------                               -------
3(a).
----

     "PERMITTED TRANSFEREE" of a Holder means any Person who receives Shares
      --------------------
from a Holder in a transfer which does not violate the Company's Restated Certificate of Incorporation, provided that such transferee has become a party to and bound by this Agreement as a Holder with respect to the Shares transferred to it in the manner required by Section 11. "Permitted Transferee"
                                            ----------
includes successive transferees in transactions described in the preceding sentence.

     "PERSON" means any natural person, corporation, general or limited
      ------
partnership, limited liability company, proprietorship, other business organization, trust, union or association.

     "PIGGYBACK REGISTRATION" means any registration of equity securities of the
      ----------------------
Company under the Securities Act to be sold solely for cash on Form S-1, S-2 or S-3 (or any successor or replacement form) other than (i) a registration in respect of a dividend reinvestment or similar plan for stockholders of the Company or (ii) a registration for a limited purpose, whether for sale for the account of the Company or for the account of any holder of securities of the Company (other than Registrable Securities), including a registration by the Company under the circumstances described in Section 2 (g).
                                             -------------

     "PRIOR CONTRIBUTION AGREEMENTS" means the contribution agreements (other
      -----------------------------
than the Contribution Agreement) pursuant to which RRD and RRD International have received shares of Common Stock.

     "QUALIFIED INDEPENDENT UNDERWRITER" means an underwriter meeting the
      ---------------------------------
requirements of Section 2(1) of Schedule E to the NASD By-Laws as the same may be amended from time to time.

     "QUALIFYING HOLDER" means any B-Investor who, alone or together with one or
      -----------------
more other B-Investors, holds Registrable Securities acquired pursuant to the Merger Agreement that at the date of such B-Investor's or B-Investors' making a Demand for Registration constitute at least seven and one-half percent (7 1/2%) of the then total issued and outstanding Shares.

     "QUALIFYING HOLDER DEMAND FOR REGISTRATION" has the meaning specified in
      -----------------------------------------
Section 2(a).
-------------

     "RECORDS" has the meaning specified in Section 4(j).
      -------                               -------------

     "REGISTRABLE SECURITIES" means the (i) Shares at any time outstanding and
      ----------------------
that are owned by any of the Holders, (ii) any shares of Common Stock or other securities issued as (or issuable upon the conversion or exercise of any warrant, right, class of common stock or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, such Shares, and (iii) any securities issued in exchange for Shares in any merger or reorganization of the Company. Once issued, such securities shall cease to be Registrable Securities when (x) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (y) they shall have been sold pursuant to Rule 144, or (z) they shall have ceased to be outstanding.

     "REGISTRATION EXPENSES" means all expenses incident to the Company's
      ---------------------
performance of or compliance with its obligations under this Agreement to effect the registration of Registrable Securities in a Demand Registration or a Piggyback Registration, including, without limitation, all registration, filing, securities exchange listing and NASD fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger, shipping and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of a single counsel retained by the Holders of a majority of the Registrable Securities being registered, premiums and other costs of any policies of insurance against liabilities arising out of the Public Offering of the Registrable Securities being registered obtained by the Company (it being understood that the Company shall have no obligation to obtain such insurance) and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, in respect of Registrable Securities, which discounts, commissions and taxes in respect of Registrable Securities shall in any Demand or Piggyback Registration be payable by the Holders thereof pro rata among such
                                                            --- ----
Holders in proportion to the number of Registrable Securities being sold by them, provided, however, that the Company shall not be required to pay for any
      --------  -------
expenses of any registration proceeding begun pursuant to Section 2 if the
                                                          ---------
registration is subsequently withdrawn (other than by reason of a subsequent Material Adverse Event) at the request of the Holders of a majority of the Registrable Securities intended to be registered thereunder (in which case all Requesting Holders shall bear such expense pro rata), unless, in the case of a
                                           --- ----
Qualifying Holder Demand for Registration, Qualifying Holders whose Registrable Securities constitute a majority of the Registrable Securities then outstanding agree that such withdrawn registration shall constitute one of the demand registrations under Section 2(a).
                    -------------

     "REQUEST FOR REGISTRATION" means a written request by a Holder to the
      ------------------------
Company in accordance with the terms hereof for registration of Registrable Securities in response to a Notice of Demand for Registration or a Notice of Piggyback Registration, as applicable, which request shall specify the Registrable Securities intended to be disposed of and the intended method of disposition thereof.

     "REQUESTING HOLDERS" means, with respect to any registration, the Holders
      ------------------
entitled to demand or request and which do demand or request to have Registrable Securities included in a registration in accordance with Section 2 or 3.
                                                         ---------    -

     "RRD" has the meaning specified in the first paragraph of this Agreement.
      ---

     "RRD DEMAND FOR REGISTRATION" has the meaning specified in Section 2(b)
      ---------------------------                               ------------

     "RRD HOLDERS" means RRD, RRD Norwest, RRD International, as holders of
      -----------
Common Stock, and any Permitted Transferee of any of them.

     "RRD INTERNATIONAL" has the meaning specified in the first paragraph of
      -----------------
this Agreement.

     "RRD NORWEST" has the meaning specified in the first paragraph of this
      -----------
Agreement.

     "RRD REQUEST FOR REGISTRATION" means a Request for Registration from any
      ----------------------------
RRD Holder.

     "RULE 144" means Rule 144 promulgated by the Commission under the
      --------
Securities Act, and any successor provision thereto.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, and the
      --------------
rules and regulations promulgated thereunder.

     "SHARES" means the shares of Common Stock.
      ------

     "SHI" has the meaning specified in the first recital hereof.
      ---

     "SHI ROLLOVER OPTIONS" means the options granted under the 1993 Rollover
      --------------------
Stock Option Plan of SHI in the form of SHI 1993 Rollover Stock Option Plan Non-Incentive Certificates that are outstanding immediately prior to the Effective Time.

     (b) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby," "herewith," and derivative or similar words refer to this entire Agreement; (iv) the term "Section" refers to the specified Section of this Agreement; (v) the word "or" is not exclusive and the word "including" means including without limitation; and (vi) any reference to an agreement shall mean such agreement as amended, supplemented and modified from time to time to the extent permitted by the applicable provisions thereof. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

     SECTION 2.  DEMAND REGISTRATION RIGHTS.
                 --------------------------

     (a)  DEMANDS FOR REGISTRATION BY QUALIFYING HOLDERS.  At any time after the
          ----------------------------------------------
first anniversary of the date hereof, any Qualifying Holder may demand that the Company use its reasonable best efforts to effect the registration under the Securities Act of all or part of such Qualifying Holder's Registrable Securities. Such demand for registration (a "Qualifying Holder Demand for
                                              ----------------------------
Registration") shall be in writing, delivered to the Company in accordance with
-------------
Section 12(a), and shall specify the number of Registrable Securities to be
-------------
registered and the intended method of disposition thereof. No later than fifteen (15) Business Days after receipt of such Qualifying Holder Demand for Registration, unless the Company receives notice from RRD within such 15-day period that RRD is exercising its rights pursuant to Section 2(h) with respect
                                                     -----------
to such Qualifying Holder Demand for Registration, the Company shall give written notice (a "Notice of Demand for Registration") of such Qualifying Holder
                   ----------------------------------
Demand for Registration to all other Holders, and as soon as practicable, and in any event within ninety (90) days after the receipt of a Notice of Demand for Registration, subject to Section 2(c), the Company shall use its reasonable best
                         ------------
efforts to effect the registration under the Securities Act of:

          (i) the Registrable Securities included in the Qualifying Holder Demand for Registration, and

          (ii) all other Registrable Securities as to which any Holder, has delivered to the Company a Request for Registration within fifteen (15) Business Days after the giving of the Notice of Demand for Registration, all to the extent required to permit the disposition of the Registrable Securities so to be registered in accordance with the methods of disposition specified. At the request of the Qualifying Holders, the method of disposition of all Registrable Securities included in such registration shall be an underwritten offering effected in accordance with Section 5(a).
                                                  ------------

     Notwithstanding anything to the contrary in this Agreement, the Company shall not be obligated to effect more than two (2) Qualifying Holder Demands for Registration (excluding any Qualifying Holder Demand for Registration initiating the Initial Public Offering), regardless of whether or not any particular Investor exercised its rights hereunder with respect to either or both of such registrations; provided, however, that a registration of Registrable Securities
               -----------------
which shall not have become and remained effective in accordance with Section 4
                                                                      ---------
hereof shall not be deemed to be a Demand for Registration for the purpose of this sentence unless the registration is withdrawn (other than by reason of a Material Adverse Event) at the request of the

Investors holding a majority of the Registrable Securities held by Investors which are intended to be registered; and provided, further, that a registration
                                         --------  -------
of Registrable Securities shall not be deemed to be a Demand for Registration for the purpose of this sentence if (i) such registration has been withdrawn by reason of a Material Adverse Event prior to being declared or ordered effective in accordance with the rules of the Commission or (ii) following such registration being so declared or ordered effective, the distribution of shares pursuant to such registration is terminated prior to completion due to a Material Adverse Event.

     (b)  DEMANDS FOR REGISTRATION BY RRD.  At any time after the first
          -------------------------------
anniversary of the date hereof, RRD may demand that the Company use its reasonable best efforts to effect the registration under the Securities Act of all or part of the RRD Holders' Registrable Securities. Such demand for registration (a "RRD Demand for Registration") shall be in writing, delivered to
                 ----------------------------
the Company in accordance with Section 12(a), and shall specify the number of
                               -------------
Registrable Securities to be registered and the intended method of disposition thereof. No later than fifteen (15) Business Days after receipt of such RRD Demand for Registration, the Company shall give Notice of Demand for Registration of such RRD Demand for Registration to all other Holders, and as soon as practicable, and in any event within ninety (90) days after the receipt of a Notice of Demand for Registration, subject to Section 2(c), the Company
                                                   ------------
shall use its reasonable best efforts to effect the registration under the Securities Act of:

          (i) the Registrable Securities included in the RRD Demand for Registration, and

          (ii) all other Registrable Securities as to which any Holder has delivered to the Company a Request for Registration within fifteen (15) Business Days after the giving of the Notice of Demand for Registration, all to the extent required to permit the disposition of the Registrable Securities so to be registered in accordance with the methods of disposition specified. At the request of RRD, the method of disposition of the Registrable Securities included in such registration shall be an underwritten offering effected in accordance with Section 5(a).
                            ------------

     (c)  DEMAND REGISTRATIONS GENERALLY.  Notwithstanding Sections 2(a) and
          ------------------------------                   ------------
(b), the Company may postpone taking action with respect to a Demand
---
Registration or may require that Holders of Registrable Securities cease making sales under an effective registration for a reasonable period of time (not exceeding one hundred eighty (180) days, in the case of a Demand Registration which has not yet become effective under the Securities Act, and not exceeding ninety (90) days, in the case of an effective registration) if, in the good faith opinion of the Board, effecting the registration or allowing such sales would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction

(other than a Qualifying Holder Demand Registration or a RRD Demand Registration) or would require the Company to make public disclosure of information the public disclosure of which could reasonably be expected to have a material adverse effect upon the Company, provided that the Company shall not
                                            --------
delay such action or require such cessation of sales pursuant to this sentence more than once in any twelve (12) month period.

     Subject to Section 2(f), the Company may include in any Demand Registration
                ------------
Shares or other securities for sale for its own account. Neither the Company nor any Holder shall have the right to include any securities in a registration statement to be filed as part of a Demand Registration unless (x) such securities are of the same class as the Registrable Securities to be included in the Demand for Registration (or another class of securities is sold by the Company for its own account and a majority of the demanding Holders consent to such inclusion in writing), and (y) if such Demand Registration is an underwritten offering, the Company and such other Holders agree in writing to sell, subject to Section 2(f), their securities on the same terms and conditions
                 ------------
as apply to the Registrable Securities being sold pursuant to the Demand for Registration.

     Notwithstanding anything herein to the contrary, the Company shall not be required to honor a Demand for Registration if:

          (i) the Registrable Securities to be so registered represent less than ten percent (10%) of the total Shares then issued and outstanding;

          (ii) the proposed aggregate Public Offering price for the Registrable Securities included in the Demand for Registration is less than $10 million based on the fair value estimated by the underwriters in the case of the Initial Public Offering or the then-current market price of the Common Stock in the case of a Public Offering other than the Initial Public Offering; or

          (iii) such Demand for Registration is received by the Company less than ninety (90) days following the effective date of any previous registration of Registrable Securities (other than (x) on Form S-8, Form S-4 (or successor form thereto), (y) in the case of a Qualifying Holder Demand for Registration, the previous registration was pursuant to a RRD Demand for Registration or (z) in the case of a RRD Demand for Registration, the previous registration was pursuant to a Qualifying Holder Demand for Registration), regardless of whether the Holder(s) making such Demand for Registration exercised its rights hereunder with respect to such registration.

      (d) REGISTRATION STATEMENT FORM.  Demand Registrations shall be on such
          ---------------------------
appropriate registration form selected by the Company as shall be reasonably acceptable to the Holders of a majority of the Registrable Securities to which such registration relates, and shall permit the disposition of such Registrable Securities in accordance with the intended method or methods specified by the Holders participating therein.

     (e)  REGISTRATION EXPENSES.  The Company will pay all Registration Expenses
          ---------------------
incurred in connection with each Demand Registration.

     (f)  PRIORITY IN CUTBACK REGISTRATIONS.  If a Demand Registration becomes a
          ---------------------------------
Cutback Registration, the Company shall include in such registration only the amount of securities which the Managing Underwriter advises the Company can be sold in such offering without a reduction in the selling price anticipated to be received for the securities to be sold in such public offering. Securities shall be included in such offering in the following order of priority:

     (i)  first, Registrable Securities included in the Qualifying Holder Demand
          -----
     for Registration (if such Cutback Registration is a Qualifying Holder Demand for Registration) and in any Requests for Registration of the B-Investors and the Money Investors relating to such Cutback Registration, to the extent the number of such Registrable Securities included in such Demand and Requests exceeds the aggregate number of Registrable Securities included in the RRD Demand for Registration (if such Cutback Registration is a RRD Demand for Registration) or in any RRD Requests for Registration relating to such Cutback Registration,

     (ii) second, an equal number of Registrable Securities from (A) Registrable
          ------
     Securities included in the RRD Demand for Registration (if such Cutback Registration is a RRD Demand for Registration) or in any RRD Requests for Registration relating to such Cutback Registration, and (B) Registrable Securities included in the Qualifying Holder Demand for Registration (if the Cutback Registration is a Qualifying Holder Demand for Registration) and in any Requests for Registration of the B-Investors and the Money Investors relating to such Cutback Registration,

     (iii) third, the remaining Registrable Securities included in the RRD
           -----
     Demand for Registration (if such Cutback Registration is a RRD Demand for Registration) or in RRD Requests for Registration relating to such Cutback Registration, which are not included in item (ii),

     (iv) fourth, Registrable Securities included in any Requests for
          ------
     Registration relating to such Cutback Registration requested by Investors other than the B-Investors and the Money Investors, and

     (v)  fifth, the securities of the Company included in such registration by
          -----
     the Company for sale for its own account;

provided, that Registrable Securities of each RRD Holder shall be included in
--------
the number of Registrable Securities registered in such Cutback Registration pursuant to the foregoing on a basis determined by RRD and that Registrable Securities of B-Investors and Money Investors shall be included in the Registrable Securities registered in such Cutback Registration pursuant to the foregoing on a pro rata basis in proportion to the number of Registrable
               --- ----
Securities included in the Qualifying Holder Demand for Registration (if the Cutback Registration is a Qualifying Holder Demand for Registration) and the Requests for Registration of B-Investors and Money Investors relating to such Cutback Registration.

     (g)  PREEMPTION OF DEMAND REGISTRATION.  Notwithstanding anything to the
          ---------------------------------
contrary contained herein, and without limitation as to the rights of the Company to include in a Demand Registration Securities for sale for its own account as provided in Section 2(c), at any time within fifteen (15) Business
                       ------------
Days after receiving a Demand for Registration, the Company may elect to effect an underwritten primary registration in lieu of the Demand Registration. If the Company so elects, the Company shall give prompt written notice to all Holders of its intention to effect such a registration and shall afford all Holders the rights contained in Section 3 with respect to Piggyback Registrations; the
                    ---------
Demands for Registration shall be deemed to have been withdrawn and shall not be deemed to have been requested; and such Company registration shall not be deemed to be an Effective Registration.

     (h)  PREEMPTION OF QUALIFYING HOLDER DEMAND REGISTRATION. Notwithstanding
          ---------------------------------------------------
anything to the contrary contained herein, in the event that a Qualifying Holder makes a Qualifying Holder Demand for Registration at any time permissible hereunder after the closing of the Initial Public Offering, RRD (or any affiliate of RRD designated by RRD other than the Company) shall have the right, by giving written notice to such Qualifying Holder at any time within twelve
(12) Business Days after receiving a Qualifying Holder Demand for Registration, to purchase all but not less than all of the Shares specified in such Qualifying Holder Demand for Registration in lieu of the Qualifying Holder Demand Registration. Within five (5) Business Days after giving such notice to such Qualifying Holder, RRD will deliver a notice (a "Purchase Notice") to the other
                                                 ----------------
Investors of its intentions to purchase the Qualifying Holder's Shares. RRD (or any such Affiliate of RRD) will purchase all, but not less than all, of the Shares of any other Investor who requests such purchase within five (5) Business Days of receiving the Purchase Notice. The Qualifying Holder who made the Qualifying Holder Demand for Registration giving rise to RRD's rights hereunder and each Investor requesting purchase of their Shares in accordance herewith shall be referred to as the "Selling Holders." The purchase price per share to
                             ----------------
be paid by RRD (or any such affiliate of RRD) for the Shares of the Selling Holders shall be an amount equal to the average of the daily market prices of the Common Stock for each of twenty (20) consecutive trading days ending on the date immediately prior to the date of the Qualifying Holder Demand for Registration. The "daily market price" with respect to Common Stock for a day
                   ------------------
shall mean (A) the
last reported sale price regular way for the Common Stock on such day on the principal exchange on which the Common Stock is then listed or admitted to trading, (B) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices regular way for the Common Stock on such day as officially quoted on any such exchange, (C) if the Common Stock is not then listed or admitted to trading on any exchange, the last reported sale price, or in case no reported sale takes place, the average of the last reported closing bid and asked prices, on such day on the Nasdaq Stock Market or any comparable system, or (D) if the Common Stock is not quoted on the Nasdaq Stock Market or any comparable system, the average of the high bid and low asked prices, as furnished by any two members of the NASD, one of which shall be selected by RRD and one of which shall be selected by the Qualifying Holders who made the Demand for Registration giving rise to RRD's rights hereunder. If RRD (or any such affiliate of RRD other than the Company) elects to purchase Shares pursuant to this Section 2(h), the Qualifying Holder Demand
                                    ------------
for Registration shall be deemed to have been withdrawn.

     The closing of any such purchase by RRD (or any such affiliate of RRD) of Shares of Selling Holders pursuant to the option rights granted under this
Section 2(h) shall take place at the principal offices of the Company at 10 a.m.
------------
local time on the later of (x) the fifteenth Business Day following the delivery by RRD (or any such affiliate of RRD) to the Holders (other than the Qualifying Holder) of a purchase Notice or (y), if applicable, the fifth Business Day following the expiration or termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or at such other time and/or place as the parties to any such purchase may agree. At such closing, (i) each selling Holder shall assign and transfer to RRD (or any such affiliate of RRD) good and marketable title to the Shares being purchased, free and clear of any lien, claim or encumbrance whatsoever, by delivery of the certificates representing the Shares to be sold and transferred, duly endorsed in blank, with any required stock transfer tax stamps attached, together with such stock powers, certificates, legal opinions and other instruments of transfer as RRD (or any such affiliate of RRD) shall reasonably request; and
(ii) RRD (or any such affiliate of RRD) shall pay to each Selling Holder the purchase price for the Shares being purchased in cash, by delivery of a certified or bank check or by wire transfer of immediately available funds to such account as any such Selling Holder shall direct by written notice delivered to RRD (or any such affiliate of RRD) not later than two (2) Business Days before such closing.

     SECTION 3.   PIGGYBACK REGISTRATIONS.
                  -----------------------

     (a)  RIGHT TO INCLUDE REGISTRABLE SECURITIES.  Notwithstanding any
          ---------------------------------------
limitation contained in Section 2, if the Company at any time proposes after the
                        ---------
date hereof to effect a Piggyback Registration, including a registration in lieu of a Demand Registration pursuant to Section 2(q), it will each such time give
                                     ------------
prompt written notice (a "Notice of Piggyback Registration") to all Holders of
                          ---------------------------------
its intention to do so
and of such Holders' rights under this Section 3, which Notice of Piggyback
                                       ---------
Registration shall include a description of the intended method of disposition of such securities. If any Holder delivers a Request for Registration to the Company within fifteen (15) Business Days after the date of the Notice of Piggyback Registration, the Company will use its reasonable best efforts to include in the registration statement relating to such Piggyback Registration all Registrable Securities which the Company has been so requested to register. Notwithstanding the foregoing, if, at any time after giving a Notice of Piggyback Registration and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Requesting Holder entitled to do so to demand that such registration be effected as a Demand Registration under Section 2, and (ii)
                                                             ---------
in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this Section
                                                                        -------
3 shall relieve the Company of its obligations to effect a Demand Registration
-
under Section 2.
      ---------

     (b)  REGISTRATION EXPENSES.  The Company will pay all Registration Expenses
          ---------------------
incurred in connection with each Piggyback Registration.

     (c)  PRIORITY IN CUTBACK REGISTRATIONS.  If a Piggyback Registration
          ---------------------------------
becomes a Cutback Registration, the Company will include in such registration only the amount of the securities which the Managing Underwriter advises the Company can be sold in such offering without a reduction in the selling price anticipated to be received for the securities to be sold in such Public Offering. Securities shall be included in such offering in the following order of priority:

     (i)  first, the securities proposed by the Company to be sold for its own
          -----
     account,

     (ii) second, Registrable Securities included in the Requests for
          ------
     Registration of the B-Investors and the Money Investors relating to such Cutback Registration, to the extent the number of such Registrable Securities included in such Requests exceeds the aggregate number of Registrable Securities included in RRD Requests for Registration relating to such Outback Registration,

     (iii) third, an equal number of Registrable Securities from (A)
           -----
     Registrable Securities included in any RRD Requests for Registration relating to such

     Cutback Registration, and (B) Registrable Securities included in any Requests for Registration of the B-Investors and the Money Investors relating to such Cutback Registration,

     (iv) fourth, the remaining Registrable Securities included in RRD Requests
          ------
     for Registration relating to such Cutback Registration, which are not included in item (iii), and

     (v)  fifth, Registrable Securities included in any Requests for
          -----
          Registration relating to such Cutback Registration requested by Investors other than the B-Investors and the Money Investors;

provided, that Registrable Securities of each RRD Holder shall be included in
--------
the number of Registrable Securities registered in such Outback Registration pursuant to the foregoing on a basis determined by RRD and that Registrable Securities of B-Investors and Money Investors shall be included in the Registrable Securities registered in such Cutback Registration pursuant to the foregoing on a pro rata basis in proportion to the number of Registrable
               --- ----
Securities included in the Requests for Registration of B-Investors and Money Investors; provided, further, that in no event shall the amount of securities of
           --------  -------
the Requesting Holders included in the offering be reduced below 10% (ten percent) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case the Requesting Holders may be excluded if the Managing Underwriter makes the determination that the registration is a Cutback Registration and no securities other than those of the Company are included. Any securities so excluded shall be withdrawn from and shall not be included in such Piggyback Registration.

     SECTION 4.  REGISTRATION PROCEDURES.  If and whenever the Company is
                 -----------------------
required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 or Section
                                                            ---------    -------
3, the Company will use its reasonable best efforts to effect the registration
-
and sale of such Registrable Securities in accordance with the intended methods of disposition thereof specified by the Holders participating therein (in the case of a Demand Registration) or specified by the Company (in the case of a Piggyback Registration). Without limiting the foregoing, the Company in each such case will, as expeditiously as practicable:

          (a) prepare and file with the Commission (in the case of a Demand Registration), the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act) and use its reasonable best efforts to cause such registration statement to become effective; provided, that as
                                                            --------
     far in advance as practical before filing such registration statement or any amendment thereto, and in any event at least five (5) days prior to any such filing, the Company will furnish to counsel for the Requesting Holders copies of reasonably complete drafts of all such documents proposed to be filed (including any registration statement and including exhibits), and any such Holder shall have the opportunity to object to any information pertaining solely to such Holder that is contained therein and the Company will make the corrections reasonably requested by such Holder with respect to such information prior to filing any such registration statement or amendment, provided, however,
                                                             --------  -------
     that any Holder that reasonably believes it may be subject to controlling person liability under applicable securities laws with respect to such registration shall have the absolute and unconditional right to control or contest disclosure in such registration statement;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the requirements of the Securities Act with respect to the disposition of all Registrable Securities included in such registration statement, in accordance with the intended methods of disposition thereof, until the earlier of (i) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) subject to the provisions of any applicable underwriting agreement, one hundred eighty (180) days after such registration statement becomes effective, and in the event that any Registrable Securities included in a registration statement filed pursuant to a Demand Registration remain unsold at the end of such period, the Company may file a post- effective amendment to the registration statement for the purpose of removing such Registrable Securities from registered status;

          (c) promptly notify each Requesting Holder and the underwriter or underwriters, if any:

              (i) when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

              (ii) of any written request by the Commission for amendments or supplements to such registration statement or prospectus or for supplemental information;

              (iii) of the notification to the Company by the Commission of its initiation of any proceeding with respect to the issuance by the

          Commission of, or of the issuance by the Commission of, any stop order suspending the effectiveness of such registration statement; and

              (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

          (d) furnish to each seller of Registrable Securities included in such registration statement such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any prospectus supplement) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such Holder's Registrable Securities, and such other documents, as such seller may reasonably request to facilitate the disposition of its Registrable Securities;

          (e) use its reasonable best efforts to register or qualify all Registrable Securities included in such registration statement under such other securities or blue sky laws of such jurisdictions as each Holder thereof shall reasonably request which request is made within fifteen (15) days following the original filing of such registration statement and to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder, except that the Company shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph (e) be obligated to be so qualified, (ii) to consent to general service of process in any such jurisdiction or (iii) to subject itself to taxation in any such jurisdiction by reason of such registration or qualification;

          (f) use its best efforts to obtain withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of qualification (or exemption from qualification) of the offer and sale of any of the Registrable Securities in any jurisdiction, at the earliest possible moment;

          (g) to the extent any of the following are obtained by or furnished to the company and are permitted to be given to the Requesting Holders, furnish to each Requesting Holder a signed counterpart, addressed to such Requesting Holder (and the underwriters, if any), of:

              (i) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement); and

              (ii) a "cold comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement;

     in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten Public Offerings of securities, provided that
                                                                  --------
     delivery of any such opinion or comfort letter shall be subject to the recipient furnishing such representations or acknowledgements as are customarily provided by selling stockholders who receive such opinions or comfort letters;

          (h) notify each Holder whose Registrable Securities are included in such registration statement, at any time during the period specified in
     Section 4(b) when a prospectus relating thereto is required to be delivered
     ------------
     under the Securities Act, of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such Holder promptly prepare, file with the Commission and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (i) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and not file any amendment or supplement to such registration statement or prospectus to which any such seller or any Requesting Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act;

          (j) make available for inspection by any Requesting Holder, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") reasonably necessary to enable the Inspectors
                         -------
     to investigate the accuracy or completeness of the registration statement, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement, provided, however, that information that the
                                  --------  -------
     Company determines, in good faith, to be confidential and which the company advises such Person in writing is confidential, shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company or the related seller of Registrable Securities agrees to be responsible for such Person's breach of confidentiality in terms reasonably satisfactory to the Company; and

          (k) apply for listing and use its reasonable best efforts to list the Registrable Securities being registered on any national securities exchange on which a class of the Company's equity securities is listed or, if the Company does not have a class of equity securities listed on a national securities exchange, apply for qualification and use its reasonable best efforts to qualify the Registrable Securities being registered for inclusion on the Nasdaq National Market System.

     The Company may require each Holder whose Registrable Securities are being registered to, and each such Holder, as a condition to including Registrable Securities in such registration, shall, furnish the Company and the underwriters with such information and affidavits regarding such Holder and the distribution of such securities as the Company and the underwriters may from time to time reasonably request in writing and to otherwise cooperate in connection with such registration. At any time during the effectiveness of any registration statement covering Registrable Securities offered by a Holder, if such Holder becomes aware of any change materially affecting the accuracy of the information contained in such registration statement or the prospectus (as then amended or supplemented) relating to such Holder, it will immediately notify the Company of such change.

     Upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (h) of this Section 4, each Holder will
                                               ---------
forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder receives the copies of the supplemented or amended prospectus contemplated by paragraph (h) of this Section 4 and, if so directed by the
                                      ---------
Company, shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period referred to in paragraph (b) of this Section 4 shall be extended by a
                                                ---------
number of days equal to the number of days during the period from and including the giving of notice pursuant to paragraph (h) of this Section 4 and to and
                                                       ---------
including the date when each Holder whose Registrable Securities are included in such registration statement receives the copies of the supplemented or amended prospectus contemplated by paragraph (h) of this Section 4.
                                                 ---------

      SECTION 5.  UNDERWRITTEN OFFERINGS.  If a Demand for Registration is made
                  ----------------------
pursuant to Section 2(a) or (b), or if the company at any time proposes to
            ------------    ---
register any of its securities in a Piggyback Registration or otherwise, and, in either case, the securities included in such registration are to be distributed by or through one or more underwriters, such securities shall be distributed by or through, and the Company shall enter into a firm commitment underwriting agreement in customary form with, (i) a Managing Underwriter and a co-managing underwriter, each selected in accordance with Section 10, (ii) such other
                                              ----------
underwriters, reasonably satisfactory to the Company, as may be selected by the Managing Underwriter to assist or participate in the distribution, and (iii) if a Qualified Independent Underwriter is required for such registration pursuant to Schedule E to the NASD By-Laws or otherwise, a Qualified Independent Underwriter selected in accordance with Section 10.
                                        ----------

      (a) UNDERWRITTEN OFFERINGS IN CONNECTION WITH DEMAND REGISTRATION.  If a
          -------------------------------------------------------------
Demand for Registration is made pursuant to Section 2(a) or (b) and the
                                            ------------    ---
distribution of the Registrable Securities included in such Demand for Registration is to be underwritten, the underwriting agreement shall include, among other provisions, indemnities to the effect and to the extent provided in

Section 7 and any other indemnification required by the Managing Underwriter.
---------
To the extent that there is a conflict between the indemnification provisions of

Section 7 and the indemnification provisions of the underwriting agreement such
---------
that performance of obligations under either such provisions will cause the violation of the other, then the indemnification provisions of the underwriting agreement will control. No Requesting Holder may participate in such underwritten offering unless such Holder becomes a party to such underwriting agreement and agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, customary agreements, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any Requesting Holder disapproves of the terms of an underwriting, such Holder may elect to withdraw therefrom and from such registration by notice to the Company and the Managing Underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn (i) in the case of a Outback Registration, in accordance with the priorities set forth in Section 2(f) and (ii) in all other cases in the
                                 ------------
proportion which the number of Registrable Securities being registered by such remaining Requesting Holder bears to the total number of Registrable Securities being registered by all such remaining Requesting Holders.

      (b) UNDERWRITTEN PIGGYBACK OFFERINGS.  If the Company at any time proposes
          --------------------------------
to register any of its securities in a Piggyback Registration and such securities are to be distributed by or through one or more underwriters, the Company will, subject to the provisions of Section 3(c), use its reasonable best
                                           ------------
efforts, if requested by any Holder whose Registrable Securities are included in such registration to arrange for such underwriters to include the Registrable Securities to be offered and sold by such Holder among the securities to be distributed by such underwriters, and such Holders shall be obligated to sell their Registrable Securities in such Piggyback Registration through such underwriters on the same terms and conditions as apply to the other Company securities to be sold by such underwriters in connection with such Piggyback Registration. No Requesting Holder may participate in such underwritten offering unless such Holder becomes a party to such underwriting agreement and agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, customary agreements, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any Requesting Holder disapproves of the terms of an underwriting, such Holder may elect to withdraw therefrom and from such registration by notice to the Company and the Managing Underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn (i) in the case of a Cutback Registration, in accordance with the priorities set forth in Section
                                                                     -------
3(c) and (ii) in all other cases in the proportion which the number of
----
Registrable Securities being registered by such remaining Requesting Holder bears to the total number of Registrable Securities being registered by all such remaining Requesting Holders.

      SECTION 6.    HOLDBACK AGREEMENTS.
                    -------------------

      (a) BY THE HOLDERS.  Unless the Managing Underwriter (or, in the case of a
          --------------
non-underwritten Public Offering, the Company) otherwise consents in writing, no Holder shall effect any public sale or distribution (including a sale under Rule
144) of any Registrable Securities, or any securities convertible into or exchangeable or exercisable for Registrable Securities, during the fourteen (14) days prior to and the ninety (90) days (or in the case of the Initial Public Offering one hundred and eighty (180) days) after the effective date of any registration statement filed by the Company in connection with a Public Offering, except as part of such registration statement, whether or not such Holder participates in such registration. In order to enforce the foregoing covenant, the Company shall be entitled to impose stop-transfer instructions with respect to the Registrable Securities of each Holder until the end of such period.

      (b) BY THE COMPANY AND OTHER SECURITY HOLDERS.  Unless any Managing
          -----------------------------------------
Underwriter otherwise consents in writing, the Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the fourteen (14) days prior to and the ninety (90) days (or in the case of the Initial Public Offering one hundred and eighty (180) days) after the effective date of the registration statement filed in connection with an underwritten offering made pursuant to a Demand Registration or a Piggyback Registration, except as part of such underwritten registration and except pursuant to registrations on Form S-4 or Form S-8 promulgated by the Commission (or any successor or similar forms thereto), and (ii) shall cause each holder of its equity securities, or of any securities convertible into or exchangeable or exercisable for such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a Public Offering), to agree not to effect any such public sale or distribution of such securities (including a sale under Rule 144), during such period, except as part of such underwritten registration.

     SECTION 7.  INDEMNIFICATION.
                 ---------------

     (a) INDEMNIFICATION BY THE COMPANY.  The Company shall, to the full extent
         ------------------------------
permitted by law, indemnify and hold harmless each seller of Registrable Securities included in any registration statement filed in connection with a Demand Registration or a Piggyback Registration, its directors, officers, and partners, and each other Person, if any, who controls any such seller within the meaning of the Securities Act, against any losses, claims, damages, expenses or liabilities, joint or several (together, "Losses"), to which such seller or any
                                          ------
such director, officer, partner or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or prospectus supplement contained therein or filed with the Commission, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and the Company will reimburse such seller and each such director, officer, partner and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss (or action or proceeding in respect thereof); provided, that the Company shall not be liable
                                --------
in any such case to the extent that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus, final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, partner or controlling Person, and shall survive the transfer of such securities by such seller. The Company shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors, and partners, and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to sellers of Registrable Securities.

      (b) INDEMNIFICATION BY THE SELLERS.  Each Holder whose Registrable
          ------------------------------
Securities are included or are to be included in any registration statement filed in connection with a Demand Registration or a Piggyback Registration, as a condition to including Registrable Securities in such registration statement, shall, to the full extent permitted by law, indemnify and hold harmless the Company, its directors and officers, and each other Person, if any, who controls the Company within the meaning of the Securities Act, against any Losses to which the Company or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or prospectus supplement contained therein or filed with the Commission, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement, alleged untrue statement, omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, amendment or supplement; provided, however, that
                                                       --------  -------
the obligation to provide indemnification pursuant to this Section 7(b) shall be
                                                           -----------
several, and not joint and several, among such Indemnifying Parties on the basis of the number of Registrable Securities of each such Indemnifying Party included in such registration statement and shall be limited to the amount of net proceeds (after deduction of all underwriter's discounts and commissions paid by such Holder in connection with the registration in question) received by such Holder in the offering giving rise to such

Loss. The indemnity agreement contained in this Section 7(b) shall not apply to
                                                ------------
amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller. Such Holders shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to the Company.

      (c) NOTICES OF CLAIMS.  Promptly after receipt by an Indemnified Party of
          -----------------
notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraph (a) or (b) of this Section 7, such
                                                          ---------
Indemnified Party shall, if a claim in respect thereof is to be made against an Indemnifying Party pursuant to such paragraphs, give written notice to the latter of the commencement of such action, provided that the failure of any
                                           --------
Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the preceding paragraphs of this

Section 7, except to the extent that the Indemnifying Party is actually
---------
prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate in and, unless, in the reasonable judgment of any Indemnified Party, a conflict of interest between such Indemnified Party and any Indemnifying Party exists with respect to such claim, to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party may participate in such
               --------
defense at the Indemnified Party's expense; and provided further that the
                                                -------- -------
Indemnified Party or Indemnified Parties shall have the right to employ one counsel to represent it or them if, in the reasonable judgment of the Indemnified Party or Indemnified Parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the Indemnifying Party, and in that event the reasonable fees and expenses of such one counsel shall be paid by the Indemnifying Party. If the Indemnifying Party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the Indemnified Parties in a single jurisdiction with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel for the Indemnified Parties. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each Indemnified Party of a release from all liability in respect to such claim or litigation without the consent of the Indemnified Party. No Indemnifying Party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

     (D) CONTRIBUTION.  If the indemnity and reimbursement obligation provided
         ------------
for in any paragraph of this Section 7 is unavailable or insufficient to hold
                             ---------
harmless an Indemnified Party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that the amount of the
                                   --------  -------
contribution of a Holder shall be limited to the amount of net proceeds (after deduction of all underwriter's discounts and commissions paid by such Holder in connection with the registration in question) received by such Holder in the offering giving rise to such Loss. The contribution agreement contained in this

Section 7(d) shall not apply to amounts paid in settlement of any such loss,
------------
claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which
              --- ----
does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an Indemnified Party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Loss which is the subject of this paragraph.

     No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Indemnifying Party if the Indemnifying Party was not guilty of such fraudulent misrepresentation.

      (e) INDEMNIFICATION PAYMENTS.  The indemnification required by this
          ------------------------
Section 7 shall be made by periodic payments of the amount thereof during the
---------
course of the investigation or defense, as and when bills are received or Losses are incurred.

      SECTION 8.  COVENANTS RELATING TO RULE 144.  If at any time the Company is
                  ------------------------------
required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company will (a) file reports in compliance with the Exchange Act, (b) comply with all rules and regulations of the Commission applicable in connection with the use of Rule 144 and take such other actions and furnish each Holder with such other information as such Holder may request in order to avail itself of such rule or any other rule or regulation of the Commission allowing such Holder to sell any Registrable Securities without registration, and (c) at its expense, forthwith upon the request of any Holder, deliver to such Holder a certificate, signed by the Company's principal financial officer, stating (i) the Company's name, address and telephone number (including area code), (ii) the Company's Internal Revenue Service identification number, (iii) the Company's Commission file number, (iv) the number of shares of each class of stock outstanding as shown by the most recent report or statement published by the company, and (v) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time the Company is not required to file reports in compliance with either
Section 13 or Section 15(d) of the Exchange Act, and a Holder is entitled to sell Registrable Securities pursuant to Rule 144, the company at its expense will, forthwith upon the written request of such Holder, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144.

      SECTION 9.  OTHER REGISTRATION RIGHTS.
                  -------------------------

      (a) NO EXISTING AGREEMENTS.  The Company represents and warrants to each
          ----------------------
other party hereto that there is not in effect on the date hereof any agreement by the Company (other than this Agreement) pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction.

      (b) FUTURE AGREEMENTS.  The Company shall not hereafter agree with the
          -----------------
holders of any securities issued or to be issued by the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction unless such agreement specifically provides that (i) such holder of such securities may not participate in any Demand Registration except as provided in Section 2; and (ii) the holder of such securities may not
                      ---------
participate in any Piggyback Registration except as provided in Section 3.
                                                                ---------

      SECTION 10.  SELECTION OF UNDERWRITERS.  It is acknowledged and agreed by
                   -------------------------
the Company and the other parties hereto that for any registration of Registrable Securities effected pursuant to this Agreement to be sold in a Public Offering (i) RRD shall be entitled to select the Managing Underwriter of any such underwritten public offering with the consent of the Former SHI Stockholders then holding shares of Common Stock (which consent shall not be withheld if the lead manager selected by RRD is Goldman, Sachs & Co., Lehman Bothers or Morgan Stanley & Co. Incorporated and shall not be unreasonably withheld with respect to any other selection of lead manager), and (ii) the Former SHI Stockholders then holding shares of Common Stock shall be entitled to select one co-manager with the consent of RRD (which consent shall not be unreasonably withheld). Any action to be taken by the Former SHI Stockholders then holding shares of Common Stock under this Section 10 shall be taken by the
                                               ----------
Former SHI Stockholders who own in the aggregate more than fifty percent (50%) of all shares of Common Stock then owned by the Former SHI Stockholders. If any such underwriter so selected pursuant to clauses (i) or (ii) of the first sentence of this Section 10 is unable or elects not to act in such capacity, the
                 ----------
Managing Underwriter and/or co-managing underwriter shall be selected in the manner provided in the first sentence of this Section 10. If a Qualified
                                              ----------
Independent Underwriter is required for any registration of Registrable Securities effected pursuant to this Agreement, such Qualified Independent Underwriter shall be an investment banking firm, selected by the Managing Underwriter and reasonably satisfactory to the Company which (i) meets the criteria for a "qualified independent underwriter" set forth in Section 2(1) of Schedule E to the NASD By-Laws as the same may be amended from time to time and any other applicable rule or regulation of the NASD or otherwise, and (ii) agrees to act in such capacity for compensation and upon other terms and conditions substantially consistent with the compensation and other terms and conditions that could reasonably be expected to be required by similar investment banking firms acting in such capacity in similar transactions.

      SECTION 11.  COUNTERPARTS;  ADDITIONAL PARTIES.  This Agreement may be
                   ---------------------------------
executed in any number of counterparts, each of which will be deemed an original, but all of which together shall constitute a single Agreement. Each Permitted Transferee and each person becoming an Investor after the Effective Time shall become a party to this Agreement when a counterpart hereof, or a supplemental agreement in which such person agrees to become a party to and bound by all provisions of this Agreement, in each case in form and substance reasonably satisfactory to the Company, has been executed by such person and delivered to the Company. Each Holder acquiring Shares which remain or become subject to this Agreement shall concurrently execute and deliver to the Company a supplemental agreement confirming that any Shares acquired remain or shall become subject to the provisions of this Agreement.

      SECTION 12.  MISCELLANEOUS.
                   -------------

      (a) NOTICES.  All notices, requests and other communications hereunder
          -------
must be in writing and will be deemed to have been duly given only if delivered personally, by courier or by facsimile transmission or mailed (first class postage prepaid) to the parties at the addresses or facsimile numbers set forth below:

          (i) in the case of any Holder (other than RRD), to such Holder at its address set forth in the stock ledger of the Company;

          (ii)   in the case of the Company, to:

                    Stream International Inc.
                    2 Edgewater Drive
                    Norwood, MA  02062-4637
                    Facsimile:
                                    -----------
                    Attention:      Chairman

                    with a copy to:

                    R. R. Donnelley & Sons company
                    77 West Wacker Drive
                    Chicago, IL  60601-1696
                    Facsimile:  (312) 326-7706
                    Attention:  Secretary

          (iii)  in the case of RRD, RRD International or RRD Norwest, to:

                    R. R. Donnelley & Sons Company
                    77 West Wacker Drive
                    Chicago, IL  60601-1696
                    Facsimile:  (312) 326-7706
                    Attention:  Secretary

     All such notices, requests and other communications will (x) if delivered personally or by courier to the address provided in this Section 12(a), be
                                                         -------------
deemed given upon delivery, (y) if delivered by facsimile transmission to the facsimile number provided in this Section 12(a), be deemed given when receipt of
                                  -------------
transmission has been orally confirmed by the sending party, and (z) if delivered by first class or registered mail in the manner described above to the address as provided in this Section 12(a), be deemed given three (3) Business
                            -------------
Days after deposit in the United States Mail (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

      (b) ENTIRE AGREEMENT.  This Agreement represents the entire agreement
          ----------------
among the Holders and the Company with respect to the matters set forth herein, and supersedes all prior agreements and understandings between or among any of the parties hereto with respect to the matters set forth herein, including without limitation registration rights previously granted to RRD or RRD International.

      (c) AMENDMENT.  This Agreement may be amended, supplemented or modified
          ---------
only by a written instrument (which may be executed in any number of counterparts) duly executed by or on behalf of each of the Company, the RRD Holders and the Investors holding a majority of the remaining Registrable Securities then outstanding or subject to issuance.

      (d) WAIVER.  Subject to paragraph (e) of this Section 12, any term or
          ------                                    ----------
condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement by any other party or by such waiving party on any future occasion.

      (e) CONSENTS AND WAIVERS BY HOLDERS.  Any consent of Holders pursuant to
          -------------------------------
this Agreement, and any waiver by Holders of any provision of this Agreement, shall be in writing (which may be executed in any number of counterparts) and may be given or taken by the RRD Holders and the Investors holding a majority of the remaining Registrable Securities then outstanding or subject to issuance, and any such consent or waiver so given or taken will be binding on all the Holders. Any waiver by Holders of Section 12(l) shall, insofar as they concern
                                   -------------
the provisions in the Restated Certificate of Incorporation relating to the TARSAP Replacement Plan, also require the consent of the SHI Representative and the Majority Plan Participants (as such terms are defined in the TARSAP Replacement Plan).

      (f) NO THIRD PARTY BENEFICIARY.  The terms and provisions of this
          --------------------------
Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnification under Section 7.
                                                  ---------

      (g) SUCCESSORS AND ASSIGNS.  The rights and obligations contained in this
          ----------------------
Agreement shall be transferable by any Holder to any Person that acquires Registrable Securities from such Holder and becomes a party to this Agreement

(excluding any Person that acquires such Registrable Securities in a transaction pursuant to which such securities cease to be Registrable Securities).

      (h) HEADINGS.  The headings used in this Agreement have been inserted for
          --------
convenience of reference only and shall not be deemed to be a part of this Agreement.

      (i) INVALID PROVISIONS.  If any provision of this Agreement is held to be
          ------------------
illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

      (j) REMEDIES.  Except as otherwise expressly provided for herein, no
          --------
remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter if existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party hereto shall not constitute a waiver by any such party of the right to pursue any other available remedies.

     Damages in the event of breach of this Agreement by any party hereto or any of their respective successors or permitted assigns would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof and each party hereto, on its own behalf and on behalf of its respective successors and permitted assigns, hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

      (k) GOVERNING LAW:  CONSENT TO JURISDICTION.  THIS AGREEMENT SHALL BE
          ---------------------------------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW DOCTRINE. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF

THE HOLDERS ACCEPTS, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE STATE OR FEDERAL COURTS IN NEW YORK IN ANY ACTION OR PROCEEDING CONCERNING THIS AGREEMENT. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE OTHER IN ANY OTHER JURISDICTION.

      (l) RESTATED CERTIFICATE OF INCORPORATION.  Each Investor and each RRD
          -------------------------------------
Holder agrees to be bound by the provisions of the Company's Restated Certificate of Incorporation, as amended from time to time.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each party hereto, or the duly authorized officer of each party hereto, as the case may be, as of the date first above written.

                              STREAM INTERNATIONAL INC.



                              By: /s/
                                 -----------------------------
                                  Name:
                                  Title:



                              R.R. DONNELLEY & SONS COMPANY



                              By: /s/
                                 -----------------------------
                                  Name:
                                  Title:



                              R.R. DONNELLEY INTERNATIONAL, INC.



                              By: /s/
                                 -----------------------------
                                  Name:
                                  Title:



                              R.R. DONNELLEY NORWEST INC.



                              By: /s/
                                 -----------------------------
                                  Name:
                                  Title:

INVESTORS:

               BAIN CAPITAL FUND IV, L.P.

                    By   BAIN Capital Partners IV, L.P. a
                         Delaware Limited Partnership, its
                         general partner

                         By   Bain Capital Investors, Inc., its
                              general partner


                         By   /s/                         Date: 5/17/95
                           ------------------------            ---------
                           Title:



               BAIN CAPITAL FUND IV-B, L.P.

                    By   BAIN Capital Partners IV, L.P. a
                         Delaware Limited Partnership, its
                         general partner

                         By   Bain Capital Investors, Inc., its
                              general partner


                         By   /s/                         Date: 5/17/95
                           ------------------------            ---------
                           Title:


               BCIP ASSOCIATES


               By   /s/                                   Date:  5/17/95
                  ------------------------                      ---------
                  Title:  a general partner


               BCIP TRUST ASSOCIATES, L.P.


               By   /s/                                    Date: 5/17/95
                  ------------------------                      ---------
                  Title:  a general partner

               INFORMATION PARTNERS CAPITAL
                 FUND, L.P.

                 By Information Partners, a Massachusetts
                    general partnership, its general partner

                    By  BAIN Capital Partners IV, L.P., its
                        general partner


               By   /s/                         Date: 5/22/95
                 ------------------------            ---------------
                 Title:


               RESOURCE HOLDINGS INC.


               By   /s/                         Date: May 17, 1995
                 ------------------------            ---------------
                 Title:



               CHEMICAL EQUITY ASSOCIATES, A
               CALIFORNIA LIMITED PARTNERSHIP


               By   /s/                         Date:
                 ------------------------            ---------------
                 Thomas M. Neustaetter, as
                 attorney-in-fact for Chemical
                 Venture Partners, its general
                 partner



               CONTINENTAL ILLINOIS COMMERCIAL
                 CORPORATION


               BY   /s/                         Date: 5/16/95
                 ------------------------            ---------------
                 Title:

                           STREAM INTERNATIONAL INC.

                     FORM OF REGISTRATION RIGHTS AMENDMENT

     Amendment and Waiver to Registration Rights Agreement dated as of April 21, 1995 among Stream International Inc. (f/k/a Stream International Holdings Inc.) (the "Company"), R.R. Donnelley & Sons Company, R.R. Donnelley International, Inc., R.R. Donnelley Norwest Inc. and the Investors becoming parties to such agreement (the "Registration Rights Agreement").

     1. No Holder, other than the RRD Holders (who are selling Common Stock in the Offering pursuant to Section 3 of the Registration Rights Agreement), shall have any right under the provisions of Section 3 or any other provision of the Registration Rights Agreement to include any shares in the Offering.

     2. "Registrable Securities" as defined in Section 1(a) of the Registration Rights Agreement shall be deemed to include any shares of Common Stock transferred from the RRD Holders to the Investors pursuant to the sharing agreement(s) to be entered into among certain of such parties, as described in the Letter to Stockholders.

     3. The following paragraph is added as paragraph (iv) of Section 2(c) to the Registration Rights Agreement:

          "or (iv) such Demand for Registration is received by the Company within 180 days following the effective date of the registration statement relating to the Initial Public Offering."

     4. Section 2(h) of the Registration Rights Agreement, captioned "Preemption of Qualifying Holder Demand Registration," is hereby deleted in its entirety.

     5. This Amendment and Waiver and the Letter to Stockholders shall be deemed to satisfy the Company's notice requirements under the provisions of
Section 3(a) and any other notice provision of the Registration Rights Agreement, and any failure of the Company to comply with any notice provision of the Registration Rights Agreement with respect to the Offering is hereby waived.

     6. Notwithstanding Section 3(b) of the Registration Rights Agreement, the Company shall not be required to pay the fees and disbursements of counsel for the RRD Holders in connection with the Offering.

     7. Section 4(a) of the Registration Rights Agreement is hereby amended to delete the following language contained therein: ", and in any event at least five (5) days prior to any such filing,".
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     8.   The provisions of Section 10 of the Registration Rights Agreement
shall not apply with respect to the Offering. It is hereby acknowledged that the Managing Underwriters of the Offering are expected to be BT Alex. Brown Incorporated and Lehman Brothers Inc.

     9. Other than as set forth above, any and all rights of any Holder to participate in the Offering are hereby waived and the Company is hereby released therefrom.

     10. Any provision of the Registration Rights Agreement that is inconsistent with the foregoing or with the Letter to Stockholders is hereby waived.